Short-term borrowings	12 Months Ended
Dec. 31, 2024
Short-term borrowings
Short-term borrowings

14. Short-term borrowings

In 2021, two PRC subsidiaries obtained a loan facility of credit line of RMB240.0 million with a fixed annual interest rate, issued by East West Bank (China) Limited and secured by short-term time deposits. On June 27, 2022, three PRC subsidiaries reached a supplementary agreement with East West Bank (China) Limited, the term for the loan facility of credit line of RMB300.0 million was extended to August 23, 2026 and secured by short-term time deposits of RMB251.0 million (US$34.4 million) of Jianpu HK. These short-term time deposits were accounted for as restricted time deposits (see Note 5).

As of December 31, 2023 and 2024, the Group utilized part of the credit line, and the balances of short-term borrowings were RMB236.2 million and RMB202.4 million, respectively. All of these borrowings were denominated in RMB and repayable within one year.